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                                                                  Exhibit 10.173

                                SECOND AMENDMENT
                             TO AND REAFFIRMATION OF
                    SUBORDINATION AND INTERCREDITOR AGREEMENT
                    -----------------------------------------

         THIS SECOND AMENDMENT TO AND REAFFIRMATION OF SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Amendment") is made effective as of the 30th day of June, 2001 by APPLIED BIOSCIENCE INTERNATIONAL INC., a Delaware corporation ("ABI"), PPD UK HOLDINGS LIMITED, a private company incorporated in England and Wales (collectively, the "Subordinate Creditors"), ENVIRON HOLDINGS, INC., a Delaware corporation ("EHI"), ENVIRON INTERNATIONAL CORPORATION (formerly known as APBI Environmental Sciences Group, Inc.), a Virginia corporation ("EIC") and ENVIRON FACILITY SERVICES CORPORATION, a Virginia corporation ("EFSC", together with EHI and EIC, collectively, the "Borrowers"), and FIRST UNION NATIONAL BANK, a national banking association, its successors and assigns (the "Bank").

                                    RECITALS

         WHEREAS, the Bank has previously agreed, inter alia, to make a certain
                                                  ----- ----
term loan to EHI and EIC in the maximum outstanding principal amount of $6,708,333.34 and a revolving credit loan to EHI and EIC in the maximum outstanding principal amount of $3,500,000 pursuant to that certain Credit and Security Agreement by and among EHI, EIC and the Bank dated March 30, 1999 as amended by that certain First Amendment to Credit and Security Agreement dated November __, 1999, that certain Second Amendment to Credit and Security Agreement dated October 17, 2000 and that certain Third Amendment to Credit and Security Agreement (the "FUNB Third Amendment") of even date herewith (as hereafter amended, restated, modified or renewed from time to time, the "FUNB Credit Agreement"); and

         WHEREAS, ABI has previously agreed, inter alia, to make a certain
                                             ----- ----
acquisition loan to EHI and EIC in the original principal amount of $18,000,000 pursuant to a Credit and Security Agreement by and among ABI, EHI and EIC dated February 2, 1999, as amended by that certain Amendment No. 1 to Credit and Security Agreement dated March 30, 1999, that certain Amendment No. 2 and Restatement of Credit and Security Agreement dated November 24, 1999, that certain Amendment No. 3 to Credit and Security Agreement dated October 17, 2000 and that certain Amendment No. 4 to Credit and Security Agreement (the "ABI Fourth Amendment") of even date herewith (as hereafter amended, restated, modified or renewed from time to time, the "ABI Credit Agreement"); and

         WHEREAS, the Borrowers' obligations under the FUNB Credit Agreement and the other Credit Documents (as such term is defined in the FUNB Credit Agreement, the "FUNB Credit Documents") are guaranteed by Environ UK Limited, formerly Environmental Assessment Group Limited, a company limited by shares organized under the laws of England and Wales ("EAGL") pursuant to the terms of that certain Unconditional Guaranty dated November 24, 1999 (as thereafter amended, modified and renewed from time to time, the "FUNB Guaranty"), and secured by, among other things, that certain Mortgage Debenture from EAGL in favor of the Bank dated November 24, 1999 (as thereafter amended, modified and renewed from time to time, the "FUNB Mortgage Debenture"). The Borrowers' obligations under the FUNB Credit

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Agreement and the other FUNB Credit Documents are also secured, by among other things, that certain Pledge Agreement from EHI in favor of the Bank dated March 30, 1999, pursuant to which EHI pledged to the Bank all of the outstanding stock of EAGL (as thereafter amended, modified and renewed from time to time, the "FUNB U.K. Pledge Agreement"); and

         WHEREAS, the Borrowers' obligations under the ABI Credit Agreement and the other Credit Documents (as such term is defined in the ABI Credit Agreement, the "ABI Credit Documents") are guaranteed by EAGL pursuant to the terms of that certain Unconditional Guaranty dated November 24, 1999 (as thereafter amended, modified and renewed from time to time, the "ABI Guaranty"), and secured by, among other things, that certain Mortgage Debenture from EAGL in favor of ABI dated November 24, 1999 (as thereafter amended, modified and renewed from time to time, the "ABI Mortgage Debenture"). The Borrowers' obligations under the ABI Credit Agreement and the other ABI Credit Documents are also secured, by among other things, that certain Pledge Agreement from EHI in favor of ABI dated March 30, 1999, pursuant to which EHI pledged to ABI all of the outstanding stock of EAGL, subject to the terms of the FUNB U.K. Pledge Agreement (as thereafter amended, modified and renewed from time to time, the "ABI U.K. Pledge Agreement"); and

         WHEREAS, in order to avoid certain potential adverse tax consequences, the Borrowers have requested that the Bank and the Subordinate Creditors (i) release EAGL as a guarantor under the FUNB Guaranty and the ABI Guaranty, (ii) release the Bank's and ABI's respective lien on any Collateral owned by EAGL and created pursuant to the FUNB Mortgage Debenture and the ABI Mortgage Debenture, and (iii) reduce the percentage of EAGL's outstanding stock pledged to the Bank pursuant to the FUNB U.K. Pledge Agreement and pledged to ABI pursuant to the ABI U.K. Pledge Agreement, in each case, from one hundred percent (100%) to sixty-six percent (66%) (collectively, the "EAGL Release"); and

         WHEREAS, EHI has entered into that certain Share Purchase Agreement dated as of June 29, 2001 (the "EFSC Stock Purchase Agreement") with Energy Facility Services, Inc., a Texas corporation ("EFSI") to sell to EFSI all of the outstanding shares of its subsidiary Environ Facility Services Corporation, a Virginia corporation ("EFSC") (the "EFSC Sale") and has requested in connection with the EFSC Sale that the Bank and the Subordinate Creditors (i) consent to the EFSC Sale, (ii) release EFSC as a Borrower under the FUNB Credit Agreement, the ABI Credit Agreement and all of the other FUNB Credit Documents and ABI Credit Documents and release EFSC from any and all further liability under the FUNB Credit Documents and under the ABI Credit Documents (iii) consent to the accelerated payment of the purchase price in connection with the repurchase of 875 shares of Class A common stock and 1 share of Class B common stock of EHI owned by Garland Faulk in accordance with the Shareholders' Agreement effective as of February 1, 1999 among EHI and its shareholders, and (iv) release the Bank's and the Subordinate Creditors' respective liens on any Collateral owned by EFSC and created pursuant to the FUNB Credit Agreement, the ABI Credit Agreement or any other FUNB Credit Document or ABI Credit Document (collectively, the "EFSC Release"); and

         WHEREAS, in connection with the execution of the FUNB Credit Agreement, the Subordinate Creditors, EHI, EIC and the Bank entered into that certain Subordination and Intercreditor Agreement dated as of March 30, 1999, as amended by that certain First

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Amendment to and Reaffirmation of Subordination and Intercreditor Agreement
dated as of October 17, 2000 (collectively, the "Agreement"); and

         WHEREAS, the Bank is not willing to consent to the EAGL Release or the EFSC Release or enter into the FUNB Third Amendment unless the Subordinate Creditors and the Borrowers each unconditionally reaffirm their obligations under the Agreement as modified below and consent to such amendments; and

         WHEREAS, the Subordinate Creditors are not willing to consent to the EAGL Release or the EFSC Release or enter into the ABI Fourth Amendment unless the Bank and the Borrowers each unconditionally reaffirm their obligations under the Agreement as modified below and consent to such amendments.

                                    AGREEMENT

         NOW THEREFORE, as an inducement for the Bank and the Subordinate Creditors to consent to the EAGL Release, the EFSC Release, for the Bank to enter into the Fourth Amendment, for ABI to enter into the ABI Fourth Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

         2. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as it fully set forth herein.

         3. The parties hereto each acknowledge and agree that from and after the effective date hereof (a) the term "Borrower" and "Borrowers" as used in the Agreement shall not include EFSC, (b) the definitions of the terms "Bank Credit Agreement," "Level 1 Senior Creditor Loan Documents" and "Senior Creditor Loan Documents" set forth in the Agreement include the FUNB Third Amendment, a copy or original of which has been received, reviewed and consented to by the Subordinate Creditors and the Borrowers, (c) the definition of the term "Subordinate Creditor Loan Documents" as set forth in the Agreement includes the ABI Fourth Amendment, a copy or original of which has been received, reviewed and consented to by the Bank and the Borrowers and (d) each party hereto consents to the EAGL Release and the EFSC Release.

         4. Each of the Subordinate Creditors and each of the Borrowers hereby unconditionally reaffirm all of their respective obligations to Bank under the Agreement.

         5. The Borrowers each certify that each of the Borrowers has no offsets, counterclaims or defenses to any of its obligations under the Agreement as modified hereby.

         6. The Bank and each of the Borrowers hereby unconditionally reaffirm all of their respective obligations to the Subordinate Creditors under the Agreement.

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         7.   From and after the effective date hereof, Schedule 2.01 and
Schedule 2.02 of the Agreement are hereby replaced in their entirety with
Schedule 2.01 and Schedule 2.02 attached hereto.

         8. The Bank and the Subordinate Creditors each certify that the representations and warranties contained in the Agreement and made by it or them, respectively, remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof.

         9. Except as modified hereby, the Agreement remains unmodified and in full force and effect.

         10. This Amendment may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

                      [Signatures follow on the next page]

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         IN WITNESS WHEREOF, the undersigned have executed and delivered this
Amendment as of the day and year first hereinabove written.

WITNESS:                                BANK:
                                        ----

                                        FIRST UNION NATIONAL BANK


____________________________            By: /s/ Monica Sevila         (SEAL)
                                            ------------------------
                                            Name: Monica Sevila
                                            Title: Vice President


                                        SUBORDINATE CREDITORS:
                                        ---------------------

                                        APPLIED BIOSCIENCE
                                        INTERNATIONAL INC.


/s/ B. Judd Hartman                      By: /s/ Fred B. Davenport, Jr. (SEAL)
----------------------------                --------------------------
                                            Name: Fred B. Davenport, Jr.
                                            Title: Vice President


                                        PPD UK HOLDINGS LIMITED


/s/ B. Judd Hartman                      By: /s/ Fred B. Davenport, Jr. (SEAL)
----------------------------                --------------------------
                                            Name: Fred B. Davenport, Jr.
                                            Title: Director

         Each Borrower signs this Agreement under seal at the requests of Senior Creditor and Subordinate Creditors, to acknowledge that each Borrower consents to the terms of the foregoing Amendment and covenants and agrees to be bound thereby for the benefit of Senior Creditor and Subordinate Creditors.

                                        ENVIRON HOLDINGS, INC.


____________________________            By: /s/ Guy H. Lewis          (SEAL)
                                            ------------------------
                                            Name: Guy H. Lewis
                                            Title: Chief Financial Officer

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                                        ENVIRON INTERNATIONAL
                                        CORPORATION


____________________________            By: /s/ Guy H. Lewis          (SEAL)
                                            --------------------------
                                            Name: Guy H. Lewis
                                            Title: Chief Financial Officer

                                        ENVIRON FACILITY SERVICES
                                        CORPORATION


____________________________            By: /s/ Guy H. Lewis          (SEAL)
                                            --------------------------
                                            Name: Guy H. Lewis
                                            Title: Chief Financial Officer